NUVEEN WINSLOW LARGE-CAP GROWTH ESG ETF

SUPPLEMENT DATED MARCH 21, 2023

TO THE PROSPECTUS DATED FEBRUARY 28, 2023

Effective immediately, Steve M. Hamill, Senior Managing Director, Portfolio Manager and Analyst at Winslow Capital Management, LLC, serves as a portfolio manager of Nuveen Winslow Large-Cap Growth ESG ETF (the “Fund”). Justin H. Kelly, Patrick M. Burton and Stephan C. Petersen will continue to serve as portfolio managers for the Fund.

Accordingly, the following information is added to the portfolio manager experience table under the “Fund Management—Who Manages the Funds” section of the Prospectus:

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Sub- Adviser*	Total

NUVEEN WINSLOW LARGE-CAP GROWTH ESG ETF

Steve M. Hamill, CFA Senior Managing Director, Portfolio Manager and Analyst	Winslow Capital (equity portfolio management)	2006	1993

      * Including tenure at affiliate or predecessor firms, as applicable.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

NGN-NWLGP-0323P

NUVEEN WINSLOW LARGE-CAP GROWTH ESG ETF

SUPPLEMENT DATED MARCH 21, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2023

Effective immediately, Steve M. Hamill, CFA, serves as a portfolio manager of Nuveen Winslow Large-Cap Growth ESG ETF (the “Fund”). Justin H. Kelly, Patrick M. Burton and Stephan C. Petersen will continue to serve as portfolio managers for the Fund. As of December 31, 2022, Mr. Hamill was not primarily responsible for the day-to-day portfolio management of any other accounts.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

NGN-NWLGSAI-0323P